UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2008

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

        United States                     000-52674            02-0783010
        -------------                     ---------            ----------
(State or other jurisdiction of          (Commission          (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


12 Main Street, Walden, New York                              12586
------------------------------------                          -----
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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     (d) On July 22, 2008, the Board of Directors of Hometown Bancorp, Inc. (the
"Company"), its mutual holding company parent Hometown Bancorp, MHC and its wholly owned subsidiary, Walden Federal Savings and Loan Association appointed Steven E. Howell to each of their respective Board of Directors. Mr. Howell is a certified public accountant and is a partner with Vanacore, DeBenedictus, DiGovanni & Weddell, LLP, CPAs. The Company anticipates appointing Mr. Howell to the Audit Committee of the Company. As a director of the Company, Mr. Howell will be eligible to participate in the Company's Director Retirement Plan. Under this plan, directors who have attained the normal retirement age of 65 receive a retirement benefit based on their length of service upon termination as a member of the Company's Board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
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     In conjunction  with the appointment of the new director  described  above,
     Article III, Section 2 of the Company's bylaws was amended to increase the size of the Company's Board of Directors from seven members to eight members.

     The Amended and Restated Bylaws are included herein as Exhibit 3.2.


Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

(d)      Exhibits

         Number            Description
         ------            -----------

         3.2               Amended and Restated Bylaws of Hometown Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOMETOWN BANCORP, INC.
                                       ----------------------
                                       (Registrant)



Date: July 25, 2008                    By: /s/ Stephen W. Dederick
                                           ------------------------------
                                           Stephen W. Dederick
                                           Vice President and Chief Financial
                                           Officer